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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 1999

               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                    333-52021                 13-3526694
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

         One New York Plaza
         New York, New York                                    10292
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(Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (212) 778-1000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)

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         Item 5.     Other Events

                  In connection with the offering of ABFS Equipment Contract Trust 1999-A, Equipment Contract Notes, Series 1999-A described in a Prospectus Supplement dated June 23, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).


                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
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                                         as Depositor and on behalf of ABFS
                                         Equipment Contract Trust 1999-A as
                                         Registrant

                                             By: /s/ Evan Mitnick
                                                 -------------------------------
                                                 Name:     Evan Mitnick
                                                 Title:    Vice President

Dated:  June 28, 1999


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                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION

99.1 Related Computational Materials (as defined in Item 5 above).